Exhibit 10.2

CHANGE IN CONTROL AGREEMENTS

C.R. Dwiggins, Jr.

Steven M. Helmbrecht

John W. Holleran

Byron Jackson

Phillip Le Bris

Chuck McAtee

Philip C. Mezey

Marcel Regnier *

Jared P. Serff

Malcolm Unsworth

Russell E. Vanos

*

Mr. Regnier’s change in control agreement includes a modification relating to Belgium and French laws (Filed as Exhibit 10.2 to Itron, Inc.’s Current Report on Form 8-K, filed on December 17, 2008 - File No. 0-22418)